                                                                    EXHIBIT 10.2

                             STOCKHOLDERS AGREEMENT

                                       of

                              GOMEZ ADVISORS, INC.

                            (A Delaware Corporation)

                        Effective as of January 22, 1999

            STOCKHOLDERS AGREEMENT, dated as of January 22, 1999, by and among GOMEZ ADVISORS, INC., a Delaware corporation (the "Company"), THE ASHTON TECHNOLOGY GROUP, INC., a Delaware corporation ("Ashton"), JULIO GOMEZ, an individual ("Gomez"), JOHN M. ROBB, an individual ("Robb"), ALEXANDER STEIN, an individual ("Stein", and together with Gomez and Robb, the "Gomez Principals"), FREDRIC W. RITTEREISER, an individual ("Rittereiser"), K. IVAN F. GOTHNER, an individual ("Gothner"), and ARTHUR J. BACCI, an individual ("Bacci").

                                    RECITALS:

            As of the date of this Agreement, the Company is entering into an Exchange Agreement (the "Exchange Agreement") with the other parties hereto.

            After giving effect to the transactions contemplated by the Exchange Agreement, the Company is authorized by its Restated Certificate of Incorporation (the "Certificate of Incorporation") to issue (i) 60,000 shares of its Common Stock, par value $.0001 per share, of which no shares are outstanding, (ii) 29,940,000 shares of its Class A Common Stock, par value $.0001 per share (the "Common Stock"), of which 3,003 are outstanding, (iii) 2,990,000 shares of its preferred stock, par value $.01 per share, of which no shares are outstanding, and (iv) 10,000 shares of its Series A Convertible Voting Preferred Stock, par value $.01 per share, of which 4,905 shares are outstanding.

            The parties wish to (i) provide for the voting of the Shares (as defined herein), certain rights and obligations relating to the transfer of Shares and certain other arrangements concerning the governance of the Company and related business matters, and (ii) provide registration rights with respect to certain shares of Common Stock, all as set forth herein.

            In consideration of the foregoing recitals and of the mutual agreements contained herein, the parties agree as follows:

1. Construction.

            1.1 Definitions. As used herein the following terms shall have the following meanings:

            Affiliate: with respect to a specified Person, an officer or director of such Person, or a Person who, directly or indirectly through one or more intermediaries, owns, Controls, is owned or Controlled by, or is under common ownership or Control with, the Person specified.

            Agreement: this Stockholders Agreement, dated as of the date hereof, as amended from time to time.

            Appraiser: the meaning set forth in Section 6.3.

            Ashton Executives: together, Rittereiser, Gothner, Bacci and any other person who, after the date of this Agreement, purchases shares of Common Stock pursuant to Section 6.3 of the Exchange Agreement.

            Ashton Executive Shares: all shares of Common Stock owned now or in the future by the Ashton Executives and their Permitted Transferees, and any Common Stock issued with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

            Ashton Shares: all shares of Common Stock owned now or in the future by Ashton, the Ashton Executives and their Permitted Transferees, the shares of Common Stock issued upon conversion of the Preferred Stock and any Common Stock issued with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

            ATG Shares: all shares of Common Stock owned now or in the future by Ashton and its Permitted Transferees, the shares of Common Stock issued upon conversion of the Preferred Stock and any Common Stock issued with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

            Board: the Board of Directors of the Company.

            Certificate of Incorporation: the meaning set forth in the Recitals.

            Common Stock: the meaning set forth in the Recitals.

            Company: the meaning set forth in the introductory paragraph.

            Control: (including, with correlative meaning, the terms "Controlled by" and "under common Control with"), as used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            Disability: an individual's inability, due to physical or mental incapacity or impairment, to fully perform the tasks usually encountered in such individual's employment with the Company for at least 90 consecutive days, or for a period shorter than 90 consecutive days as determined by the Board after consultation with a medical expert.

            for cause: with respect to any Stockholder who has an employment agreement with the Company, as set forth in such employment agreement; otherwise, any of the following: (i) the willful failure or refusal, after notice thereof, to perform specific directives of the Board, Chief Executive Officer or President of the Company, when such directives are consistent with the scope and nature of the employee's duties and responsibilities; (ii) willful dishonesty of the employee affecting the Company; (iii) chronic alcoholism or drug abuse; (iv) the employee's conviction for committing a felony or any crime involving moral turpitude or fraud; (iv) engagement in negligence or conduct injurious to the Company or its affiliates; or (v) substantial and repeated failure of the employee to adequately perform the employee's duties and responsibilities to the Company, continuing after notice thereof.

            Gomez Shares: all shares of Common Stock owned now or in the future by the Gomez Principals and their Permitted Transferees, the shares of Common Stock issued upon exercise of the Gomez Principals Options (as defined in the Exchange Agreement) and any Common Stock issued with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

            IPO: an initial underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock to the public.

            Nominee: the meaning set forth in Section 2.1.

            Note: a subordinated promissory note of the Company with the following terms: (i) a maturity date four years after the Note Issue Date (but which may be prepaid at any time without penalty); (ii) principal and interest payments to commence on the first anniversary of the Note Issue Date; (iii) principal and interest payable in annual installments comprising 25% of the original principal amount of the Note plus interest accrued on the unpaid principal amount of the Note to the date of such payment; (iv) interest to accrue on all unpaid principal from the date of the Note at a rate equal to the lowest rate that would not cause the recognition of imputed or deemed interest pursuant to the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder; and (v) payment subordinated to the payment of all other indebtedness of the Company except Notes (all of which shall rank pari passu).

            Note Issue Date: the date of issuance by the Company of any Note.

            Permitted Transferee: the issue, spouse or family trust of a Stockholder to whom Shares are transferred by such Stockholder (i) by will or the laws of descent or distribution or (ii) by gift without consideration of any kind.

            Person: an individual, firm, corporation, trust, joint venture, partnership, limited liability company, association, unincorporated organization or other entity or any governmental body or subdivision, agency, commission or authority thereof.

            Preferred Stock: the Series A Convertible Voting Preferred Stock, par value $.01 per share, of the Company.

            Securities Act: the Securities Act of 1933, as amended.

            Shares: outstanding shares of Common Stock and Preferred Stock, including, without limitation, any shares of Common Stock or other securities resulting from the exercise of stock options, a conversion, split-up, combination, recapitalization, dividend or exchange.

            Stockholder: Each Person (other than the Company) who shall be a party to this Agreement whether in connection with the execution and delivery hereof as of the date hereof, as a purchaser of any shares of Common Stock pursuant to Section 6.3 of the Exchange Agreement, as a transferee of Shares who becomes bound by the provisions hereof pursuant to Section 6 of this Agreement or otherwise, so long as such Person shall beneficially own any Shares.

            Subsidiary: as to any Person, a corporation, limited liability company or other entity of which shares or other rights or securities having voting power to elect a majority of the board of directors or other governing body are at the time owned, directly or indirectly, through one or more intermediaries, by such Person.

            Termination Date: the earlier to occur of (i) the date that is two years following the date hereof and (ii) the consummation of the IPO.

            Transfer: the meaning set forth in Section 5.1.

            1.2 Interpretation. When the context in which words are used in this Agreement indicates that such is the intent, singular words include the plural and vice versa and masculine words include the feminine and the neuter and vice versa. References herein to Sections are to the appropriate sections of this Agreement unless otherwise expressly so stated. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

            1.3 Headings. The headings or captions included in this Agreement are inserted for convenience of reference only and shall not be construed to define or limit the scope, extent or intent of this Agreement or any of its provisions.

            2. Board of Directors.

            2.1 Voting for Directors. Initially, the Board shall consist of the following six directors: Stein and Rittereiser as Class III Directors, Robb and Gothner as Class II Directors, and Gomez and Bacci as Class I Directors. For so long as the IPO shall not have occurred, such number of directors shall not be increased or decreased. Each Stockholder shall vote all Shares now or hereafter owned by him or her, at any regular or special meeting of stockholders called for the purpose, for, or otherwise consent to, the election to the Board of the individuals nominated in accordance with Section 2.2 (the "Nominees").

            2.2 Nominees. (a) For so long as the IPO shall not have occurred, Nominees for election to the Board shall be selected as follows:

            (i) Gomez shall be entitled to designate one Nominee which shall initially be Gomez; provided, however, that if such designated Nominee is a Person other than Gomez, then such designee shall not be eligible to be elected to the Board unless such designee is approved by a majority of the other directors of the Company; provided, further, that if Gomez shall cease to be an executive officer of the Company, the right to designate one Nominee pursuant to this paragraph (i) shall be vested in Robb and Stein; and provided, further, that if both Robb and Stein shall cease to be executive officers of the Company, the right to designate one Nominee pursuant to this paragraph (i) shall be vested in the Board.

            (ii) Robb shall be entitled to designate one Nominee which shall initially be Robb; provided, however, that if such designated Nominee is a Person other than Robb, then such designee shall not be eligible to be elected to the Board unless such designee is approved by a majority of the other directors of the Company; provided, further, that if Robb shall cease to be an executive officer of the Company, the right to designate one Nominee pursuant to this paragraph (ii) shall be vested in Gomez (for so long as Gomez is an executive officer of the Company), subject to the approval of Ashton which shall not be unreasonably withheld; and provided, further, that if Gomez shall cease to be an executive officer of the Company, the right to designate one Nominee pursuant to this paragraph (ii) shall be vested in the Board.

            (iii) Stein shall be entitled to designate one Nominee which shall initially be Stein; provided, however, that if such designated Nominee is a Person other than Stein, then such designee shall not be eligible to be elected to the Board unless such designee is approved by a majority of the other directors of the Company; provided, further, that if Stein shall cease to be an executive officer of the Company, the right to designate one Nominee pursuant to this paragraph (iii) shall be vested in Gomez (for so long as Gomez is an executive officer of the Company), subject to the approval of Ashton which shall not be unreasonably withheld; and provided, further, that if Gomez shall cease to be an executive officer of the Company, the right to designate one Nominee pursuant to this paragraph (iii) shall be vested in the Board.

            (iv) Ashton shall be entitled to designate three Nominees which shall initially be Rittereiser, Gothner and Bacci; provided, however, that if Ashton and the Ashton Executives shall together own less than 5% of the outstanding Shares, then the Board shall be entitled to remove from the Board any Nominees then serving as a director pursuant to this paragraph (iv), and the right to designate three Nominees pursuant to this paragraph (iv) shall be vested in the Board.

            (b) From and after such time as the IPO shall have been consummated, subject to the approval of Ashton, which approval shall not be unreasonably withheld, two additional independent Nominees who are not employees of the Company, Stockholders or Permitted Transferees of Stockholders shall be designated by Gomez; provided, however, that following the election of such two independent Nominees to the Board, the voting requirements of this Section 2 shall terminate and have no further force or effect.

            2.3 Substitution. If any Nominee designated as provided in Section
2.2 shall be unable or unwilling to serve on the Board or shall resign therefrom, the Person or Persons who designated such Nominee shall be entitled to designate a replacement (provided that such Person or Persons are then entitled to designate a Nominee pursuant to the provision of Section 2.2 that governed the designation of the original Nominee), and the Person designated as a replacement shall then be a Nominee for the purposes of this Agreement.

            2.4 Removal. Each Stockholder agrees that if, at any time, such Stockholder is then entitled to vote for the removal of directors of the Company (other than any vote to remove a director for cause), then such Stockholder will not vote any of his or her Shares in favor of the removal of (i) any director who shall have been designated or nominated by the Board unless the Board consents to such removal or (ii) any director who shall have been designated or nominated by a Stockholder unless such removal shall have been consented to in writing by the Stockholder making such designation or nomination.

            3. Voting of Ashton Executives Shares. From the date hereof until the Termination Date, each Ashton Executive shall cause the shares of Common Stock owned by such Ashton Executive to be voted at any meeting of the stockholders of the Company or in any consent in lieu of such a meeting for and/or against any proposal in the same proportion as all other Shares are voted at such meeting or consent in lieu of meeting, as the case may be.

            4. Forfeiture of Shares by Ashton Executives. Notwithstanding the provisions of Section 6 of this Agreement, if any Ashton Executive is no longer employed (as a direct employee or as a consultant) by Ashton or any of its Subsidiaries (including the Company) on or after the date hereof and prior to the Termination Date, then such Ashton Executive shall forfeit his Shares to the Company and the Company shall have the right and obligation to purchase from such Ashton Executive (including any Permitted Transferees of such Ashton Executive) or his or her estate, and such Ashton Executive (including any Permitted Transferees of such Ashton Executive) or his or her estate shall have the right and obligation to sell to the Company, all of the Shares owned by such Ashton Executive (and such Ashton Executive's Permitted Transferees) promptly after such event at a purchase price equal to the purchase price paid by such Ashton Executive for such Shares.

            5. Restrictions on Transferability of Shares.

            5.1 Certain Definitions. For the purposes of this Section 5 "Transfer", as to any Shares, means any transfer, sale, exchange, assignment, the creation of any option or right to purchase, security interest or other encumbrance, and any other disposition of any kind, whether voluntary or involuntary, affecting title to, possession of or voting rights in respect of such Shares, or any interest therein.

            5.2 Restriction on Transfer. Except as required hereunder, until the consummation of the IPO, no Stockholder may Transfer or permit the Transfer of any of his or her Shares to any Person except (i) with the prior approval of the Board or (ii) to a Permitted Transferee who shall have been approved by the Board, but, in each case, only if such transferee shall agree to be bound by the terms and conditions of this Agreement, including, without limitation, the obligations to sell Shares set forth in Section 6. The Company shall not Transfer on its books any certificates evidencing Shares or certificates in lieu thereof unless the related provisions of this Agreement shall have been complied with. Any purported Transfer in violation of this Agreement shall be void.

            5.3 Legends. Each certificate evidencing Shares now or hereafter registered in the name of any Stockholder shall be endorsed with a legend substantially as follows:

            The shares evidenced by this certificate are subject to the restrictions contained in a Stockholders Agreement, effective as of January __, 1999, among the Company and certain stockholders of the Company, a copy of which is on file in the offices of the Company and will be furnished to the holder of this certificate upon written request and without charge. Ownership, voting and transfer of such shares are subject to the terms of such Agreement. The holder of this certificate, by acceptance hereof, agrees to be bound by all the terms of such Agreement, as the same is in effect from time to time. No vote, sale, assignment, encumbrance, pledge, transfer or other hypothecation or disposition of such shares shall be made except in compliance with such Agreement.

            60 Mandatory Purchase on Death, Disability, or Termination of Employment.

            6.1 Death or Disability. Subject to the provisions of Section 4 of this Agreement, in the event of the death or Disability of a Stockholder prior to the IPO, the Company shall have the right and obligation to purchase from such Stockholder (including any Permitted Transferees of such Stockholder) or his or her estate, and such Stockholder (including any Permitted Transferees of such Stockholder) or his or her estate shall have the right and obligation to sell to the Company, all of the Shares held by such Stockholder (and such Stockholder's Permitted Transferees) at the time of such event at a purchase price equal to the Share Value (as defined in Section 6.3) of such Shares. The purchase price for the Shares to be purchased shall be paid, at the option of the Company in its sole discretion, in cash or by delivery of cash (equal to at least 20% of the purchase price) and a Note in principal amount equal to the balance of such purchase price, against receipt by the Company of all duly executed instruments and documents necessary to transfer all right, title and interest of the sellers in the Shares to the Company, free and clear of all liens, claims and encumbrances. Except as provided in the next sentence, the closing of such purchase and sale shall take place within 10 business days of the event giving rise to such purchase and sale, except that in the event of an appraisal as contemplated by the first sentence of Section 6.3, such closing shall take place within 10 business days after the issuance of the report of the Appraiser. Notwithstanding the previous sentence, if the event giving rise to the purchase and sale is the death of the Stockholder, then the closing of such purchase and sale shall take place as promptly as practicable (including, if possible, within the periods specified in the previous sentence), but in no event more than five business days after the appointment of the legal representative of the deceased Stockholder.

            6.2 Termination of Employment. Subject to the provisions of Section 4 of this Agreement, in the event that, prior to the IPO, any Stockholder's employment with Ashton and/or its Subsidiaries (including the Company) is (i) terminated by Ashton and/or its Subsidiaries for cause, or (ii) voluntarily terminated by a Stockholder other than as a result of such Stockholder's death or Disability, then the Company shall have the right and obligation to purchase from the Stockholder (including any Permitted Transferees of such Stockholder), and such Stockholder (including any Permitted Transferees of such Stockholder) shall have the right and obligation to sell to the Company, all of the Shares held by such Stockholder (and such Stockholder's Permitted Transferees) promptly after such event. The purchase price for such Shares shall be determined as follows:
(i) if such Stockholder voluntarily terminates his employment with the Company other than because of a Disability, then the purchase price shall be the Share Value for such Shares, provided, that, in determining the Share Value, the Appraiser (as defined in Section 6.3) shall take into account the diminution in value of the Company resulting from the termination of employment of such Stockholder; or (ii) if the employment of such Stockholder is terminated by the Company for cause, then the purchase price shall be for an amount equal to the lesser of (X) the Share Value for such Shares or (Y) the purchase price paid by such Stockholder for such Shares. The purchase price for the Shares to be so purchased shall be paid, at the option of the Company in its sole discretion, in cash or by delivery at the closing of cash (equal to at least 20% of the purchase price) and a Note in principal amount equal to the balance of such purchase price, against receipt by the Company of all duly executed instruments and documents necessary to transfer all right, title and interest of the sellers in the Shares to the Company, free and clear of all liens, claims and encumbrances. The closing of such purchase and sale shall take place within 10 business days of the event giving rise to such purchase and sale, except that in the event of an appraisal as contemplated by the first sentence of Section 6.3, such closing shall take place within 10 business days after the issuance of the report of the Appraiser.

            6.3 Determination of Share Value. Subject to the provisions set forth below, for purposes of this Agreement, "Share Value" shall be determined by an appraisal of the Shares made by an independent accountant or investment banking professional selected by the Board who shall be knowledgeable in valuing the capital stock of companies engaged in businesses similar to the business engaged in by the Company (the "Appraiser"); provided, however, that if such an appraisal shall have been issued at any time during the preceding 12 months, then, unless the Board elects to make a new appraisal of the Shares, the Share Value shall be as set forth in such appraisal and no new appraisal shall be required. Notwithstanding the preceding sentences, the Board may order an appraisal of the Shares to determine Share Value at any time if the Board believes that there has been, since the date of the last determination of Share Value, a material adverse change in the business, operations, assets or liabilities, employee relationships, customer relationships, results of operations, prospects or the condition (financial or otherwise) of the Company. The fees and disbursements of the Appraiser shall be paid by the Company. Within 30 days after being retained by the Company, the Appraiser shall issue a report setting forth the value of the Shares and a reasonably detailed explanation of the methods used to determine such value.

            6.4 Voting of Shares. Notwithstanding anything to the contrary contained in this Agreement, in the event of a Stockholder's death, Disability or termination of employment with the Company (for any reason), such Stockholder and such Stockholder's Permitted Transferees, if any, shall be required to vote all Shares held by such Stockholder and such Permitted Transferees (including, without limitation, abstaining from voting) as directed by the Board.

      70 Registration Rights.

            7.1 Registration of the Gomez Shares in the IPO. (a) Holders of the Gomez Shares have the right to request that such Gomez Shares be registered in the registration statement (other than a registration statement on Form S-4, S-8 or similar form) (the "IPO Registration Statement") that the Company files with the Securities and Exchange Commission (the "Commission") for the purpose of effecting the IPO; provided, however, that the maximum number of Gomez Shares to be included in the IPO Registration Statement shall equal 10% of the total number of shares of Common Stock offered in the IPO (exclusive of any overallotment). The inclusion of such Gomez Shares in the IPO Registration Statement is subject to any restrictions, cutbacks, lockups or other conditions imposed by the managing underwriter of the Company's IPO (the "Underwriter") which the Underwriter determines in its sole discretion are necessary to effect the IPO.

            (b) If the Underwriter informs the Company in writing that in the Underwriter's opinion the total number of shares of the Common Stock which the Company, the holders of the Gomez Shares and any other holders of shares of the Common Stock entitled to participate in the IPO Registration Statement request to include in the IPO Registration Statement is an amount which would adversely affect the success of the IPO including, without limitation, the price at which the Common Stock can be offered, then the Company will be required to include in the IPO Registration Statement only the amount of shares of Common Stock which it is so advised by the Underwriter. In such event, the shares shall be included on the IPO Registration Statement pursuant to the following priority: first, the shares of the Common Stock to be sold for the account of the Company (including any shares to be sold pursuant to any overallotment); second, the Gomez Shares; and third, the shares of Common Stock to be sold for the account of such holders who in the future may be granted incidental registration rights in the IPO Registration Statement. In the event that the Underwriter determines that some, but less than all, of the Gomez Shares requested for inclusion can be included in the IPO Registration Statement, then a pro rata amount of the Gomez Shares requested by each holder shall be included in the IPO Registration Statement (subject to the rights of the Company to include all of its shares in the IPO Registration Statement as provided above). The Underwriter may determine in its sole discretion that none of the Gomez Shares should be included in the IPO Registration Statement.

            (c) Other than pursuant to Section 7.3, the Gomez Principals shall not have any additional registration rights with respect to the Gomez Shares if all or any portion of the Gomez Shares are cutback or not otherwise permitted to be included in the IPO Registration Statement in accordance with this Agreement.

            (d) If requested by the Underwriter, each holder of the Gomez Shares participating in the IPO Registration Statement will enter into an underwriting agreement with the Underwriter and the Company. Each holder of the Gomez Shares will be required to make such representations and warranties to, and agreements with, the Company and the Underwriter as are customarily contained in an underwriting agreement of this type including, without limitation, representations, warranties and agreements, including indemnities, regarding the holders of the Gomez Shares, the Gomez Shares and the holders' of the Gomez Shares intended method of distribution and any other representations required by law.

            (e) Each holder of the Gomez Shares hereby agrees that it/he will not sell or otherwise dispose of any of the Gomez Shares during the period beginning seven days prior to the effective date of the IPO Registration Statement and ending 180 days after the effective date of the IPO Registration Statement; provided, however, this Section 7.1(e) shall not apply to any of the Gomez Shares which are included in the IPO Registration Statement.

            (f) The Company shall notify each holder of the Gomez Shares appearing on the Company's records as a record holder of the Gomez Shares as of the date 10 business days prior to the filing of the preliminary IPO Registration Statement with the Commission of their right to request registration of their Gomez Shares in the IPO Registration Statement pursuant to the terms and conditions of this Agreement within 10 business days prior to the filing of such preliminary IPO Registration Statement. In order to exercise its registration rights under this Section 7.1, holders of the Gomez Shares must notify the Company in writing of its request to include its Gomez Shares in the IPO Registration Statement within 10 business days after the Company has delivered such notice.

            7.2 Registration Rights of the Ashton Shares. (a) Commencing 180 days following the consummation of the IPO, holders of the Ashton Shares shall have the right to require the Company (subject to (x) the shares of the Common Stock to be sold for the account of such holders who in the future may be granted demand registration rights expressly senior to those of the holders of the Ashton Shares and (y) the conditions set forth in Section 7.4) on four separate occasions, to exercise its reasonable best efforts to (i) cause a registration statement (each, a "Demand Registration Statement") to be declared effective for the public sale under the Securities Act of the Ashton Shares, and
(ii) maintain the effectiveness of each such Demand Registration Statement for at least 180 days.

            (b) The Company shall include in each Demand Registration Statement at least 25% of the total number of Ashton Shares outstanding as of the date of this Agreement; provided, however, if market conditions allow, the Board may by written resolution permit more than 25% of the total number of such shares to be included in a Demand Registration Statement.

            (c) Unless Ashton and each Ashton Executive otherwise unanimously agree in writing:

            (i) the first Demand Registration Statement shall contain (A) at least 50% of the Ashton Executive Shares, if so requested, and (B) a number of ATG Shares which, when added to the Ashton Executive Shares equals at least 25% of the total number of Ashton Shares outstanding as of the date of this Agreement;

            (ii) the second Demand Registration Statement shall contain (A) the remaining Ashton Executive Shares, if so requested, and (B) a number of ATG Shares which, when added to the remaining Ashton Executive Shares, equals at least 25% of the total number of Ashton Shares outstanding as of the date of this Agreement;

            (iii) the third Demand Registration Statement shall contain a number of ATG Shares equal to at least 25% of the total number of Ashton Shares outstanding as of the date of this Agreement; and

            (iv) the fourth Demand Registration Statement shall contain all remaining ATG Shares.

Unless otherwise unanimously agreed to in writing by each Ashton Executive, the number of Ashton Executive Shares to be included in a Demand Registration Statement for the account of each Ashton Executive shall be proportionate to the total number of Ashton Executive Shares outstanding.

            (d) The first demand registration right granted hereunder may be exercised no earlier than 180 days after the consummation of the IPO, and each successive demand registration right may be exercised no earlier than one year after the effective date of the preceding Demand Registration Statement.

            (e) Ashton and the Ashton Executives shall be entitled to use an underwriter to effect the offering of the Ashton Shares pursuant to the Demand Registration Statements. Ashton shall select the underwriters, if any, to use in connection therewith, subject to the approval of the Board, which shall not be unreasonably withheld. Ashton shall be entitled to select the form of the Demand Registration Statement for the Company to use in connection with the offering of the Ashton Shares.

            (f) Gomez, Robb and Stein agree not to sell any shares of Common Stock for their respective accounts for a period beginning seven days prior to the effective date of each Demand

Registration Statement and ending on the earlier of (i) 180 days after each such effective date, or (ii) the date that all shares included in the Demand Registration Statement are sold.

            (g) In order for the registration rights set forth in this Section
7.2 to be exercised, a written request with the signatures of holders of at least 67% of the Ashton Shares then outstanding must be delivered to the Company. Upon the Company's receipt of such written request, which must include the intended method of distribution of the Ashton Shares to be sold pursuant to such registration statement, the Company within 20 business days shall give notice of the exercise of this registration right to each holder (the "Non-Participating Ashton Holders") of the Ashton Shares (other than those included in such request) appearing on the Company's records as a record holder of Ashton Shares as of the date the Company receives such request. In order to exercise registration rights under this Section 7.2, each Non-Participating Ashton Holder must notify the Company in writing of its/his intention to be included in the registration request within 10 business days after the Company has delivered such notice.

            7.3 Piggyback Registration. If, after one year following the consummation of the IPO, the Company proposes to register Common Stock under the Securities Act (otherwise than (i) in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan, (ii) pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act, or (iii) in connection with the first Demand Registration Statement requested by the holders of the Ashton Shares pursuant to Section 7.2), the Company shall give each holder of Ashton Shares and Gomez Shares notice of such proposed registration at least 30 days prior to the filing of a registration statement. At the written request of any such holder within 15 days after the receipt of the notice from the Company, any such request stating the number of Ashton Shares or Gomez Shares that such holder wishes to sell or distribute publicly under the registration statement proposed to be filed by the Company, the Company shall use its reasonable best efforts to register under the Securities Act the sale of such Ashton Shares and/or Gomez Shares (which, in the aggregate, shall not exceed 25% of the shares being registered), and to cause such registration statement (the "Piggyback Registration") to become and remain effective for 180 days; provided, however, that the holders of the Gomez Shares shall not have the right to include any such Gomez Shares in the first Demand Registration Statement requested by the holders of the Ashton Shares pursuant to Section 7.2; and provided, further, that the holders of the Ashton Shares shall not have the right to include any such Ashton Shares in the first registration statement filed by the Company following the IPO which does not involve an underwritten offering of the securities so being registered. The Company may at any time withdraw or cease proceeding with the Piggyback Registration if it shall at the same time withdraw or cease proceeding with the registration of all the securities originally proposed to be registered.

            If the Piggyback Registration involves an underwritten offering of the securities so being registered and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the shares to be included in the registration and underwriting shall be allocated (i) if the Piggyback Registration is also a Demand Registration Statement (other than the first Demand Registration Statement) initiated by the holders of the Ashton Shares pursuant to Section 7.2, first, to the minimum number of Ashton Shares required to be included in such Demand Registration Statement pursuant to Section 7.2(c), second, to the Company for shares being sold for its own account, and third, in the ratio of one Ashton Share for every Gomez Share requested by the holders thereof to be included in such registration statement, or (ii) if the Piggyback Registration is not also a Demand Registration Statement, first, to the Company for shares being sold for its own account, second, to shares of Common Stock to be sold for the account of such holders who in the future may be granted registration rights expressly senior to those of the holders of the Ashton Shares and the Gomez Shares hereunder, and third, in the ratio of one Ashton Share for every Gomez Share requested by the holders thereof to be included in such registration statement.

            7.4 General Registration Rights Provisions. The following provisions, unless otherwise stated, shall be applicable to any registration to be effected pursuant to the rights exercised under Section 7.1, 7.2 or 7.3 hereof.

            (a) The holders whose Ashton Shares or Gomez Shares are to be included in any registration statement as provided in Section 7.1 or 7.2 (the "Sellers") agree to furnish the Company with such information regarding the Sellers and the distribution of the Ashton Shares or Gomez Shares, as the case may be, as the Company shall from time to time reasonably request in writing and as shall be required by applicable federal or state law or the Commission in connection therewith.

            (b) Following the effective date of the applicable registration statement, the Company shall upon the request of any Seller supply a reasonable number of prospectuses meeting the requirements of the Securities Act as shall be requested by such Seller to permit such Seller to make a public offering of the securities of such Seller included therein.

            (c) The Company shall use reasonable efforts (i) to qualify the securities included in an applicable registration statement for sale in such states as the Sellers shall reasonably designate, provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction to which it is not then subject and (ii) to qualify such offering with the National Association of Securities Dealers, Inc., if applicable.

            (d) The Company's obligations under Section 7.2 to exercise reasonable best efforts to cause a registration statement to be declared effective by the Commission for the public sale of Ashton Shares under the Securities Act are limited to the following:

                  (i) The Company will prepare and file with the Commission the form of registration statement selected by Ashton pursuant to Section 7.2(e) to effect such registration and thereafter use reasonable best efforts in good faith to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of securities or suspend the effectiveness of any registration statement in accordance with
Section 7.4(i); and

                  (ii) The Company will prepare and file with the Commission such amendments and supplements to the applicable registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Ashton Shares covered by such registration statement for 180 days or such earlier time as all of such Ashton Shares included in such registration statement have been disposed of in accordance with the intended methods of disposition by the Sellers set forth in such registration statement; provided, however, that the Company may discontinue any registration of securities or suspend the effectiveness of any registration statement in accordance with Section 7.4(i).

            (e) The Company shall indemnify and hold harmless each Seller and each underwriter (if applicable), within the meaning of the Securities Act, who may purchase from or sell for any Seller any Gomez Shares or Ashton Shares, as the case may be, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of any untrue statement or alleged untrue statement of a material fact contained in the applicable registration statement or any prospectus included therein required to be filed or furnished by reason of this Section 7 or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such loss, liability, claim, damage or expense is caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon written information furnished to the Company by a Seller or underwriter expressly for use therein. This indemnification shall include each person, if any, who controls a Seller or underwriter within the meaning of the Securities Act; provided, however, that the indemnity agreement set forth in this Section 7 with respect to any registration statement or prospectus which shall be subsequently amended prior to the written confirmation of the sale of any Ashton Shares or Gomez Shares, as the case may be, pursuant thereto, shall not inure to the benefit of any Seller or underwriter from whom the person asserting any such loss, liability, claim, damage or expense purchased the Ashton Shares or Gomez Shares, as the case may be, which are the subject thereof (or to the benefit of any person controlling such Seller or underwriter), if such Seller or underwriter failed to send or give a copy of the prospectus as so amended to such person at or prior to the written confirmation of the sale of such Ashton Shares or Gomez Shares, as the case may be, and if the amended prospectus did not contain any untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, liability, claim, damage or expense.

            (f) Each Seller and underwriter (if applicable) shall at the same time indemnify the Company, its directors, its executive officers, each officer signing the applicable registration statement and each person who controls the Company, within the meaning of the Securities Act, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of any untrue statement of a material fact contained in the applicable registration statement or any prospectus included therein required to be filed or furnished by reason of this Section 7 or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, insofar as such loss, liability, claim, damage or expense is caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon written information furnished to the Company by any such Seller or underwriter expressly for use therein.

            (g) If for any reason the foregoing indemnity is unavailable under either Section 7.4(e) or 7.4(f), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, liabilities, claims, damages or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations, then in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other equitable considerations. Notwithstanding the foregoing, neither party shall be required to contribute any amount in excess of the amount the indemnifying party would have been required to pay to an indemnified party if the indemnity under this Section 7.4(e) or 7.4(f) was available. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (h) In their applicable request for registration of their Ashton Shares or Gomez Shares, the Sellers must inform the Company of their intended method of distribution of the Ashton Shares or Gomez Shares, as the case may be. In the event that Ashton and/or the Ashton Executives request pursuant to
Section 7.2 an underwritten offering of the Ashton Shares, each Seller selling Ashton Shares pursuant to such underwritten offering hereby agrees to enter into an underwriting agreement with the underwriter and the Company whereby such Seller will be required to make such representations and warranties to, and agreements with, the Company and the underwriter as are customarily contained in an underwriting agreement of this type, including without limitation, representations, warranties and agreements, including indemnities, regarding the Sellers, the Ashton Shares and the Seller's intended method of distribution and any other representations required by law.

            (i) Subject to the next sentence of this paragraph, the Company shall be entitled to postpone, for a reasonable period of time, the filing or effectiveness of, or suspend the rights of any Sellers to make sales pursuant to, any registration statement otherwise required to be prepared, filed and kept effective by it under this Section 7; provided, however, that the duration of such postponement or suspension may not exceed the earlier to occur of (A) 15 business days after the cessation of the circumstances described in the next sentence of this paragraph on which such postponement or suspension is based or (B) 180 days after the date of the determination of the Board referred to in the next sentence, or if the Company is filing a registration statement under the Securities Act for the purpose of raising capital, 180 days after the effective date of such registration statement. Such postponement or suspension may only be effected if the Board determines in good faith that the filing or effectiveness of, or sales pursuant to, the applicable registration statement would materially impede, delay or interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its affiliates (whether or not planned, proposed or authorized prior to an exercise of registration rights hereunder or any other registration rights agreement) or require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential. If (i) the Company shall postpone the filing or effectiveness of a Demand Registration Statement or suspend the rights of Sellers to make sales thereunder, (ii) a Demand Registration Statement does not continue in effect for at least 180 days or until the sale of all Ashton Shares included thereunder, or (iii) a Demand Registration Statement is interfered with by a stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not the fault of Ashton or the Ashton Executives, the Company shall as promptly as practicable notify any participating Sellers of such determination, and the holders of the Ashton Shares shall have the right, upon the affirmative vote of such holders holding not less than 51% of the Ashton Shares to be included in such registration statement which are not sold, to withdraw the request for registration by giving written notice to the Company within 10 business days after receipt of such notice. Any registration right as to which the withdrawal election referred to in the preceding sentence has been effected shall not be counted for purposes of the registration rights which Ashton and the Ashton Executives have been granted pursuant to Section 7.2.

            (j) The registration rights set forth in Section 7.1 and 7.2 shall terminate with respect to any holder of Ashton Shares and/or Gomez Shares at such time as the Company receives a written opinion (the "Rule 144 Opinion") from counsel to the Company that all of the Ashton Shares and/or Gomez Shares owned by such holder will be eligible to be sold pursuant to Rule 144 promulgated under the Securities Act ("Rule 144") by the end of the calendar quarter in which it receives such Rule 144 Opinion.

            (k) The Company shall pay all expenses incurred in complying with
Section 7.1 and 7.2 including, without limitation, all registration and filing fees, printing expenses, expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the Company and counsel for any underwriters of such offerings, but excluding fees and disbursements of counsel representing the Sellers), all fees and disbursements of counsel for the Company and accountants' fees and expenses incident to the applicable registration statement; provided, however, that the Sellers shall pay for all underwriting fees and commissions, all fees and disbursements of counsel for any Seller and any transfer and similar taxes to be incurred by any Seller (collectively, the "Selling Expenses"). Unless the Sellers otherwise unanimously agree in writing, the Sellers shall bear the Selling Expenses in direct proportion to the number of Ashton Shares or Gomez Shares, as the case may be, that they are seeking to register.

            80 Amendments to Employment Agreements.

            8.1 Section 5 and Section 6 of the Employment Agreement between the Company and Gomez, dated as of May 15, 1997, are hereby deleted.

            8.2 Section 5 and Section 6 of the Employment Agreement between the Company and Robb, dated as of May 15, 1997, are hereby deleted.

            8.3 Section 5 and Section 6 of the Employment Agreement between the Company and Stein, dated as of May 15, 1997, are hereby deleted.

            90 Representations and Warranties by the Company. the Company hereby represents and warrants to the Stockholders as follows:

            (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (b) the Company has the full right, power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Company. This Agreement has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and general principles of equity.

            (c) There is no material claim, and no legal action, suit, arbitration, governmental investigation or other legal or administrative proceeding pending or threatened against, or relating to the Company or any of its respective material properties or businesses, which would if adversely determined prevent or impede the consummation of, or have a material adverse effect on, any of the transactions contemplated by this Agreement nor is there any basis known to the Company for any such action, investigation or proceeding.

            100 Term and Termination.

            10.1 Term. This Agreement is effective as of the date hereof and, unless earlier terminated, shall continue in force until the dissolution or liquidation of the Company.

            10.2 Effect of Termination. Termination of this Agreement shall not affect or impair any rights or obligations that arise prior to or at the time of the termination of this Agreement, or which may arise by reason of an event causing the termination of this Agreement, and all such rights and obligations, including the rights and obligations under any provision of this Agreement, which by their terms are to survive termination, shall also survive. The rights and remedies provided in this Agreement and in such other agreements shall be cumulative and not exclusive and shall be in addition to any other rights and remedies which the Stockholders may have under this Agreement or otherwise.

            110 Miscellaneous.

            11.1 Entire Agreement. This Agreement supersedes all prior oral and written agreements between the parties with respect to the subject matter hereof, and this Agreement and the other documents and agreements between the parties which are referred to herein or executed contemporaneously herewith set forth the entire agreement among the parties with respect to the transactions contemplated hereby.

            11.2 Amendment. Any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Board and (ii) Stockholders holding at least 67% of the outstanding Shares held by Stockholders and their Permitted Transferees (after notice to all Stockholders of the proposal to adopt such amendment). Anything in this Section 11.2 to the contrary notwithstanding, (i) none of the terms of this Agreement may be amended in a manner that would adversely affect the rights hereunder of the Gomez Principals under Sections 2 and 7 without their prior written consent and (ii) none of the terms of this Agreement may be amended in a manner that would adversely affect the rights hereunder of the Ashton Executives and Ashton under Sections 2 and 7 without their prior written consent, as the case may be. Any amendment so adopted shall become effective upon the giving of notice of such adoption to all of the Stockholders. Each Stockholder shall be bound by any amendment or waiver adopted in accordance with this Section 11.2, whether or not such Stockholder shall have consented thereto.

            11.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs and permitted successors and assigns. Except as otherwise expressly provided herein, neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise transferable by any party, voluntarily or by operation of law, without the prior written consent of the other parties hereto, and any assignment or transfer without such consent shall be null and void.

            11.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute a single agreement.

            11.5 Governing Law. This Agreement is made under and shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to the conflict of laws principles thereof).

            11.6 Further Assurances. Each party shall, at any time and from time to time after the date hereof, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney, receipts, acknowledgments, acceptances and assurances as may be reasonably required to procure for any party, his, her or its successors and assigns, the benefits intended to be conferred upon such party under this Agreement.

            11.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by reason of any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions or agreements of the parties contemplated hereby are not affected in any manner materially adverse to any party. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

            11.8 Negotiation and Arbitration. (a) The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation. If a matter in dispute has not been resolved within 60 days of a party's request for negotiation, any of the parties to the dispute may initiate arbitration as provided hereinafter. Any dispute arising out of or relating to this Agreement or the breach, termination or validity thereof, including, without limitation, the determination of the scope or applicability of this agreement to arbitrate, which has not been resolved by negotiation within 60 days after a party's request for negotiation shall be settled by arbitration before a panel of three arbitrators in the State of Massachusetts. The arbitration shall be governed by the Federal Arbitration Act and administered by the American Arbitration Association under its Commercial Arbitration Rules, provided that persons eligible to be selected as arbitrators shall be limited to persons who are either (i) retired judges of the state or Federal courts in New York or Massachusetts or (ii) attorneys-at-law who have engaged in the private practice of law in the Borough of Manhattan or the city of Boston for at least 10 years concentrating either in general commercial litigation or general corporate and commercial matters. To assure the parties that disputes and controversies subject to arbitration will be resolved expeditiously, the arbitration hearing shall occur within 60 days after the arbitration is initiated and any discovery prior to the arbitration hearing shall be limited (including no more than two depositions per party). The arbitrators shall not have authority to award punitive or exemplary damages. Each of the parties shall, subject to the award of the arbitrators, pay an equal share of the arbitrators' fees. The arbitrators shall have the power to award recovery of all costs (including attorneys' fees, administrative fees, arbitrators' fees and court costs) to the prevailing party. Judgment upon the award rendered may be entered in any court having jurisdiction.

            (b) No provision of, nor the exercise of any rights under, this
Section 11.8 shall limit the right of any party to request and obtain from a court of competent jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including, but not limited to, the remedies provided for in Section 11.9. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies shall not constitute a waiver of the right of any party, even if it is the plaintiff, to submit the dispute to arbitration if such party would otherwise have such right. Each of the parties hereby, for purposes of this provision, submits unconditionally to the non-exclusive jurisdiction of the state and federal courts located in the State of New York, Borough of Manhattan, waives objection to the venue of any proceeding in any such court or that any such court provides an inconvenient forum and consents to the service of process upon it in connection with any proceeding instituted under this Section 11.8 in the same manner as provided for the giving of notice hereunder.

            11.9 Equitable Relief. Since a party may sustain irreparable harm in the event there is a breach of any of the covenants contained in this Agreement, in addition to any other rights or remedies which a party may have under this Agreement or otherwise (including the rights to require negotiation and arbitration in accordance with Section 11.8), a party shall be entitled to obtain specific performance or injunctive relief against any other party in any court of competent jurisdiction for the purposes of restraining the other party from any actual or threatened breach of any of such covenants or to compel such other party to perform any of such covenants, without the necessity of proving irreparable injury or the inadequacy of remedies at law or posting bond or other security.

            11.10 Notices. Any and all notices, requests, demands, consents and other communications required or permitted under this Agreement shall be in writing, signed by or on behalf of the party by which given, and shall be considered to have been duly given when (i) delivered by hand, (ii) sent by telecopier

(with receipt confirmed), provided that a copy is mailed (on the same date) by first class mail, postage prepaid, or (iii) received by the addressee, if sent by Express Mail, Federal Express or other reputable express delivery service (receipt requested), or by first class certified or registered mail, return receipt requested, postage prepaid, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may from time to time designate as to itself by notice similarly given to the other parties in accordance herewith). A notice of change of address shall not be deemed given until received by the addressee. Notice shall be given:

            (1)   to the Company at:

                  Gomez Advisors, Inc.
                  97 Lowell Road, Suite 13
                  Concord, MA 01742
                  Attn:  President
                  Telecopier:  (978) 287-0086

            (2)   to Ashton at:

                  The Ashton Technology Group, Inc.
                  1900 Market Street, Suite 701
                  Philadelphia, PA 19103
                  Attn:  President
                  Telecopier:  (215) 636-3560

            (3)   to the Ashton Executives at:

                  c/o The Ashton Technology Group, Inc.
                  1900 Market Street, Suite 701
                  Philadelphia, PA 19103
                  Attn:  President
                  Telecopier:  (215) 636-3560

            (4)   to the Gomez Principals at:

                  c/o Gomez Advisors, Inc.
                  97 Lowell Road, Suite 13
                  Concord, MA 01742
                  Attn:  President
                  Telecopier:  (978) 287-0086

            11.11 Additional Stockholders. Notwithstanding anything to the contrary contained herein, in connection with the issuance of Common Stock to an employee of Ashton pursuant to Section 6.3 of the Exchange Agreement, the parties agree to permit such person to become a party to this Agreement and succeed to all of the rights and obligations of a "Stockholder" and "Ashton Executive" under this Agreement by obtaining an executed counterpart signature page to this Agreement, and, upon such execution, such person shall for all purposes be a "Stockholder" and "Ashton Executive" party to this Agreement.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Stockholders have executed this Agreement, as of the date first above written.

                              GOMEZ ADVISORS, INC.


                              By: /s/ Julio Gomez
                                  ----------------------------------------------
                                  Name:  Julio Gomez
                                  Title: CEO


                              THE ASHTON TECHNOLOGY GROUP, INC.


                              By: /s/ Fredric W. Rittereiser
                                  ----------------------------------------------
                                  Name:  Fredric W. Rittereiser
                                  Title: President & CEO



                              /s/ Julio Gomez
                              --------------------------------------------------
                              JULIO GOMEZ


                              /s/ John M. Robb
                              --------------------------------------------------
                              JOHN M. ROBB


                              /s/ Alexander D. Stein
                              --------------------------------------------------
                              ALEXANDER STEIN


                              /s/ Fredric W. Rittereiser
                              --------------------------------------------------
                              FREDRIC W. RITTEREISER

                              /s/ K. Ivan F. Gothner
                              --------------------------------------------------
                              K. IVAN F. GOTHNER


                              /s/ Arthur J. Bacci
                              --------------------------------------------------
                              ARTHUR J. BACCI

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Stockholders have executed this Agreement, as of the date first above written.


                              /s/ William Uchimoto
                              --------------------------------------------------
                              WILLIAM UCHIMOTO


                              /s/ John Blohm
                              --------------------------------------------------
                              John Blohm


                              /s/ Richard Butler
                              --------------------------------------------------
                              Richard Butler


                              /s/ Fred Weingard
                              --------------------------------------------------
                              Fred Weingard